SHAREHOLDERS’ EQUITY	11 Months Ended
Dec. 31, 2021
Equity [Abstract]
SHAREHOLDERS’ EQUITY

10.	SHAREHOLDERS’ EQUITY

Preferred Shares The Company’s certificate of incorporation authorizes the issuance of an unlimited number of Preferred Shares, without nominal or par value. Holders of Preferred Shares are entitled to receive dividends, if and when declared by the Company, and to share ratably in the Company’s assets legally available for distribution to shareholders in the event of liquidation. As of December 31, 2021, there were no shares of Preferred Shares issued and outstanding.

Preferred Share Dividends The holders of Preferred Shares are entitled to receive dividends when and if declared by the Company. The dividends are cumulative and as of December 31, 2021, there were no undeclared accumulated preferred share dividends.

Preferred Share Liquidation In the event of any liquidation, dissolution or winding-up of the Company, the holders of Preferred Shares are entitled to preference over holders of Common Share or any other shares of the Company ranking by their terms junior to the Preferred Shares with respect to payment of dividends and the distribution of assets or return of capital.

Preferred Share Voting Rights No holder of Preferred Shares shall be entitled to vote on any matter submitted to a vote of shareholders.

Common Shares The Company’s certificate of incorporation authorizes the issuance of an unlimited number of Common Shares, without nominal or par value. As of December 31, 2021, there were 5,804,254 Common Shares issued and outstanding.

Common Voting Rights Each shareholder of Common Shares shall be entitled to one vote for each share of Common Shares held at all meetings of the Company’s shareholders. Holders of Common Shares are entitled to receive dividends, if and when declared by the Company, and to receive the remaining property of the Company upon dissolution.